EXHIBIT INDEX


10.72 Sponsored Research and License Agreement dated as of May 1, 1995 between Progenitor, Inc. and Novo Nordisk*


---------------------------------

*   Confidentiality requested for a portion of this Exhibit.

Exhibit 10.72

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by an * and [ ], have been separately filed with the Commission.

                    SPONSORED RESEARCH AND LICENSE AGREEMENT

                  THIS AGREEMENT is entered into as of the 1st day of May, 1995 by and between Progenitor, Inc., 1507 Chambers Road, Columbus, Ohio 43212-1566 ("Progenitor"), and Novo Nordisk, c/o ZymoGenetics, Inc., 1201 Eastlake Avenue East, Seattle, Washington 98102 ("Novo Nordisk").

                  A. Progenitor has rights in technology related to: (a) a hematopoietic receptor homologue referred to as Hu-B1.219, and (b) an activity present in the supernatant of the murine yolk-sac-derived cell line YS-4, referred to as Mu-YSDF-I. Novo Nordisk and its Affiliates have experience in isolating and cloning ligands to receptors and purifying and cloning growth factors and in developing products therefrom.

                  B. Novo Nordisk and its Affiliates desire to obtain, and Progenitor desires to grant to Novo Nordisk and its Affiliates, a license under Progenitor's rights with respect to the Hu-B1.219 receptor and the YSDF-1 growth factor, on the terms and conditions set forth in this Agreement.

                  C. In addition, the parties desire to collaborate in a research effort as described in this Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:

                  1.       DEFINITIONS.

                           1.1  AFFILIATE  of a party shall mean any entity that
controls, is controlled by or is under common control with such party or such party's Affiliates.

                           1.2 FIELD  shall  mean any and all human  therapeutic
uses and all small molecule drug design uses, but excluding all non-therapeutic uses (including but not limited to diagnostic and cell-sorting uses).

                           1.3 GROWTH  FACTOR  shall mean any  protein  molecule
which is purified from the supernatant of the murine yolk-sac-derived cell line YS-4 and any human homologue (Hu-YSDF-1) of Mu-YSDF-1, wherein such protein molecule is stimulatory to any hematopoietic stem cell, hematopoietic blast cell or any hematopoietic progenitor cell found in the bone marrow, including without limitation any erythrocyte progenitors, megakaryocyte progenitors and/or macrophage progenitors, and any nucleic acid molecule corresponding to such protein molecule, including but not limited to cDNA, genomic DNA and RNA in both the sense and anti-sense orientations, any homologous nucleic acid and/or protein sequence and any small molecular weight mimetic, as well as any functional equivalents of any of the foregoing, all as further described in
Exhibit 1.3.

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                           1.4  JOINT   COMMITTEE   shall  mean  the   committee
described in Section 2.4 of this Agreement.

                           1.5  JOINT  TECHNOLOGY  shall  mean  any  partial  or
complete sequence information describing any Ligand or Growth Factor and any other information, data, property and rights, as well as any inventions, whether patentable or not, developed from the materials provided to Novo Nordisk by Progenitor pursuant to this Agreement and arising from the research conducted pursuant to this Agreement in the course of the Research Phase at or on behalf of Novo Nordisk, Progenitor or any Affiliate of either. Work done by or on behalf of Novo Nordisk and/or its Affiliates pursuant to Section 2.2 shall not be considered to be done in the course of the Research Phase. The parties agree that any and all Joint Technology shall be jointly owned by Novo Nordisk and Progenitor.

                           1.6  LICENSED   PATENT   RIGHTS  shall  mean  all  of
Progenitor's rights in and to Licensed Technology that is covered at any time by any patent or patent application in any country worldwide, and all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof and any period of marketing exclusivity relating thereto. Licensed Patent Rights shall include, without limitation, rights arising under those patents and/or patent applications listed in Exhibit 1.6. Licensed Patent Rights shall also include, without limitation, Progenitor's rights arising under patents and patent applications covering any Joint Technology.

                           1.7 LICENSED  PRODUCT  shall mean any  material,  the
relevant manufacture, use, sale, offer for sale or import of which by Novo Nordisk or an Affiliate of Novo Nordisk would, in the absence of the licenses granted herein, infringe one or more Valid Claims of Licensed Patent Rights, treating, for this purpose only, all patents covering any Joint Technology as if they were solely owned by Progenitor.

                           1.8  LICENSED  TECHNOLOGY  shall  mean  any  and  all
material, information, property and rights in or coming into the possession or control of Progenitor that is necessary or useful in the development, production or use of any Receptor, Ligand, and/or Growth Factor in the Field.

                           1.9  LIGAND  shall  mean any  protein  molecule  that
specifically binds to the Receptor and any nucleic acid molecule corresponding to such protein molecule, including, but not limited to, cDNA, genomic DNA, and RNA in both the sense and anti-sense orientations, any homologous nucleic acid and/or protein sequence and any small molecular weight mimetic, as well as any functional equivalents of any of the foregoing, all as further described in
Exhibit 1.9.

                           1.10 NET SALES shall mean the gross proceeds actually
received by Novo Nordisk or an Affiliate of Novo Nordisk, or a sublicensee of either, pursuant to sales of a


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Licensed Product (except sales by Novo Nordisk or one of its Affiliates or sublicensees to Novo Nordisk or one of its Affiliates or sublicensees other than for end use), less, to the extent included in such gross proceeds, sales and/or use taxes, income taxes withheld at the source, import and/or export duties, outbound transportation and insurance, wholesaler and cash discounts, sales commissions and incentives, returns and allowances, and third party royalties.

                           1.11 NOVO NORDISK  GROWTH  FACTOR PATENT RIGHTS shall
mean Novo Nordisk's rights in and to Joint Technology arising from the research conducted pursuant to this Agreement in the course of Growth Factor Stage 1 and Growth Factor Stage 2 that is covered at any time by any patent or patent application in any country worldwide, and all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof, and any period of marketing exclusivity relating thereto.

                           1.12 NOVO  NORDISK  LIGAND  PATENT  RIGHTS shall mean
Novo Nordisk's rights in and to Joint Technology arising from the research conducted pursuant to this Agreement in the course of Ligand Stage 1 and Ligand Stage 2 that is covered at any time by any patent or patent application in any country worldwide, and all divisions, continuations, continuations-in- part, reissues, reexaminations or extensions thereof, and any period of marketing exclusivity relating thereto.

                           1.13  NOVO  NORDISK  PATENT  RIGHTS  shall  mean Novo
Nordisk's rights in and to Joint Technology that is covered at any time by any patent or patent application in any country worldwide, and all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions thereof, and any period of marketing exclusivity relating thereto. Novo Nordisk Patent Rights shall include, without limitation, all Novo Nordisk Growth Factor Patent Rights and all Novo Nordisk Ligand Patent Rights.

                           1.14  PROGENITOR  GROWTH  FACTOR NET SALES shall mean
the gross proceeds actually received by Progenitor or an Affiliate of Progenitor, or a sublicensee of either, pursuant to sales of Progenitor Growth Factor Product (except sales by Progenitor or one of its Affiliates or sublicensees to Progenitor or one of its Affiliates or sublicensees other than for end use), less, to the extent included in such gross proceeds, sales and/or use taxes, income taxes withheld at the source, import and/or export duties, outbound transportation and insurance, wholesaler and cash discounts, sales commissions and incentives, returns and allowances, and third party royalties.

                           1.15 PROGENITOR LIGAND NET SALES shall mean the gross
proceeds actually received by Progenitor or an Affiliate of Progenitor, or a sublicensee of either, pursuant to sales of Progenitor Ligand Product (except sales by Progenitor or one of its Affiliates or sublicensees to Progenitor or one of its Affiliates or sublicensees other than for end use), less, to the extent included in such gross proceeds, sales and/or use taxes, income taxes withheld at the source, import and/or export duties, outbound transportation and insurance, wholesaler and cash discounts, sales commissions and incentives, returns and allowances, and third party royalties.

                           1.16  PROGENITOR  NET  SALES  shall  mean  the  gross
proceeds actually received by Progenitor or an Affiliate of Progenitor, or a sublicensee of either, pursuant to sales


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

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

of Progenitor Product (except sales by Progenitor or one of its Affiliates or sublicensees to Progenitor or one of its Affiliates or sublicensee, other than for end use), less, to the extent included in such gross proceeds, sales and/or use taxes, income taxes withheld at the source, import and/or export duties, outbound transportation and insurance, wholesaler and cash discounts, sales commissions and incentives, returns and allowances, and third party royalties.

                           1.17 PROGENITOR  GROWTH FACTOR PRODUCT shall mean any
material, the relevant manufacture, use, sale, offer for sale or import of which by Progenitor or an Affiliate of Progenitor would, in the absence of the licenses granted in Section 8.6 hereof, infringe one or more Valid Claims of Novo Nordisk Growth Factor Patent Rights, treating, for this purpose only, all patents covering Joint Technology arising from the research conducted pursuant to this Agreement in the course of Growth Factor Stage I and Growth Factor Stage 2 as if they were owned solely by Novo Nordisk.

                           1.18   PROGENITOR   LIGAND  PRODUCT  shall  mean  any
material, the relevant manufacture, use, sale, offer for sale or import of which by Progenitor or an Affiliate of Progenitor would, in the absence of the licenses granted in Section 8.5 hereof, infringe one or more Valid Claims of Novo Nordisk Ligand Patent Rights, treating, for this purpose only, all patents covering Joint Technology arising from the research conducted pursuant to this Agreement in the course of Ligand Stage 1 and Ligand Stage 2 as if they were owned solely by Novo Nordisk.

                           1.19 PROGENITOR PRODUCT shall mean any material,  the
relevant manufacture, use, sale, offer for sale or import of which by Progenitor or an Affiliate of Progenitor would, in the absence of the licenses granted in
Section 8.7 hereof, infringe one or more Valid Claims of Novo Nordisk Patent Rights, treating, for this purpose only, all patents covering Joint Technology as if they were owned solely by Novo Nordisk.

                           1.20  RECEPTOR   shall  mean  the  protein   molecule
[******************************************************************************
****************************************]   and  any   nucleic   acid   molecule
corresponding to such protein molecule, including, but not limited to, cDNA, genomic DNA, and RNA in both the sense and anti-sense orientations, any homologous nucleic acid and/or protein sequence and any small molecular weight mimetic, as well as any functional equivalents of any of the foregoing.

                           1.21  RESEARCH  PHASE shall mean the initial phase of
the term of this Agreement when the parties are actively conducting research regarding Ligands and Growth Factors. The Research Phase will consist of two stages for Ligands and two stages for Growth Factors, which are described in
Section 2.1 below. The Research Phase shall begin on the date of this Agreement and shall continue until termination of the final stage thereof or the earlier termination of this Agreement.

                           1.22  ROYALTIES  shall mean all royalties  payable by
Novo Nordisk to Progenitor hereunder.


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

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                           1.23  VALID  CLAIM  shall  mean:  (i) a  claim  of an
unexpired patent, or one whose expiration date has been extended by law, so long as such claim shall not have been held invalid in an unappealed or an unappealable decision, in a court of competent jurisdiction; or (ii) any subsisting right of market exclusivity granted on the basis of any of the claims described in clause (i)

                2. RESEARCH.

                           2.1 The  Research  Phase  will  consist of two Ligand
stages and/or two Growth Factor stages, as described below:

                           2.1.1 Prior to the  commencement  of Ligand  Stage 1,
Novo Nordisk will determine whether or not the Receptor sequence provided by Progenitor to Novo Nordisk is full-length, and, if Novo Nordisk determines that such sequence is not full-length, Novo Nordisk will complete such sequence. During Ligand Stage 1 of the Research Phase, Novo Nordisk and/or one or more of its Affiliates will attempt to isolate, clone and sequence a Ligand pursuant to the work plan attached as Exhibit 2.1.1. As required by Novo Nordisk or requested by the Joint Committee, and at no additional charge, Progenitor will provide Novo Nordisk with samples of cDNA encoding the Receptor and any other materials or assistance required to enable Novo Nordisk to determine that the Receptor sequence provided by Progenitor to Novo Nordisk is full-length (or, if Novo Nordisk determines that it is not full length, to enable Novo Nordisk to complete such sequence) and to carry out Novo Nordisk's obligations during Ligand Stage 1. During Ligand Stage 1, Novo Nordisk will limit its use of the Receptor and any related tools and reagents provided to it by Progenitor to carrying out the tasks contemplated by this Section 2.1. Novo Nordisk will not screen the Receptor against any material, or commingle the Receptor with any material, that is the property of any person or entity other than Novo Nordisk, Progenitor and/or any Affiliate of either such party, except with the prior approval of the Joint Committee. Following the end of Ligand Stage 1, Novo Nordisk will not use the Receptor except in connection with any Identified Ligand (as defined below). The parties anticipate that Ligand Stage 1 will continue for approximately [*********]. If Novo Nordisk has not isolated, cloned and sequenced a Ligand within [*********] after the date of the commencement of Ligand Stage 1, Progenitor may deliver written notice to Novo Nordisk at any time after expiration of such [*********] period but before completion of such tasks by Novo Nordisk demanding that Novo Nordisk complete such tasks within 60 days after delivery of such notice, and, if Novo Nordisk does not complete such tasks within such 60-day period, Progenitor may terminate Ligand Stage 1 and the license granted to Novo Nordisk pursuant to this Agreement with respect to the Receptor and all Ligands by delivery of written notice to Novo Nordisk, and, after such termination, Progenitor shall have the rights granted in Section 8.5. Ligand Stage 1 will begin on the date that Novo Nordisk notifies Progenitor in writing that: (i) Progenitor has completed delivery of the samples of cDNA encoding the Receptor and other materials to be delivered to Novo Nordisk pursuant to this Section 2.1.1, and (ii) Novo Nordisk has possession of the full-length Receptor sequence. Ligand Stage l will continue until Novo Nordisk has notified Progenitor in writing that Novo Nordisk has successfully completed the tasks of isolating, cloning and sequencing a Ligand (the "Ligand Stage 1 Termination Date"), or until Ligand Stage


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

1 or this Agreement is terminated, whichever occurs first. Each determination of whether or not Novo Nordisk has successfully isolated, cloned and sequenced a Ligand will be made by Novo Nordisk in its sole discretion, based on some or all of the criteria set forth in Exhibit 1.9 having been met and based on the recommendation, if any, of the Joint Committee. Within 60 days after the Ligand Stage 1 Termination Date, Novo Nordisk will notify Progenitor in writing (the "Identified Ligand Notice") stating whether or not Novo Nordisk desires to go forward with Ligand Stage 2 of the Research Phase and what Ligand or Ligands, if more than one, (or other result of the work conducted pursuant to Ligand Stage
1) Novo Nordisk desires to go forward with (each is referred to herein as an "Identified Ligand"). If Novo Nordisk states in the Identified Ligand Notice that it does not desire to proceed to Ligand Stage 2 with any Ligand (or other result of the work conducted pursuant to Ligand Stage 1), the licenses granted to Novo Nordisk pursuant to this Agreement with respect to the Receptor and all Ligands will terminate as of the date of delivery to Progenitor of the Identified Ligand Notice, and, after such termination, Progenitor shall have the rights granted in Section 8.5.

                              2.1.2 During Ligand Stage 2 of the Research Phase,
Progenitor will perform the studies described in Exhibit 2.1.2 and will work with Novo Nordisk to establish the biological function of each Identified Ligand to Novo Nordisk's satisfaction. Progenitor will notify Novo Nordisk in writing when Progenitor is ready to commence such activities (the "Ligand Stage 2 Commencement Notice"), which notice will be delivered to Novo Nordisk no later than 30 days after Progenitor's receipt of the Identified Ligand Notice. Ligand Stage 2 will begin on the date Novo Nordisk receives the Ligand Stage 2 Commencement Notice and shall continue for a period of [********] thereafter. Novo Nordisk will be responsible for producing, at no additional charge, all recombinant Identified Ligand protein required by Progenitor (as determined by the Joint Committee) to complete its tasks during Ligand Stage 2. Progenitor will limit its use of such protein to performance of its obligations under this Agreement. Within 60 days after the end of Ligand Stage 2, Novo Nordisk will notify Progenitor in writing (the "Ligand Development Notice") stating whether or not Novo Nordisk desires to go forward with development of a Licensed Product based on an Identified Ligand or any other result of the work performed pursuant to Ligand Stage 2. If Novo Nordisk states in the Ligand Development Notice that it does not desire to proceed with development of any such Licensed Product, the licenses granted to Novo Nordisk pursuant to this Agreement with respect to the Receptor and all Ligands will terminate as of the date of delivery to Progenitor of the Ligand Development Notice, and, after such termination, Progenitor shall have the rights granted in Section 8.5.

                              2.1.3 During Growth Factor Stage 1 of the Research
Phase, Novo Nordisk and/or one or more of its Affiliates will attempt to purify, clone and sequence a Growth Factor pursuant to the work plan attached as Exhibit
2.1.3. As required by Novo Nordisk, and at no additional charge, Progenitor will provide Novo Nordisk with samples of Growth Factor-producing cell lines and any other materials or assistance required to enable Novo Nordisk to carry out Novo Nordisk's obligations during Growth Factor Stage 1. During Growth Factor Stage 1, Novo Nordisk will limit its use of all Growth Factors and any related tools and reagents provided to it by Progenitor to carrying out the tasks contemplated by this Section 2.1. Novo Nordisk will not screen any Growth Factor provided to Novo Nordisk by Progenitor


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

against any material, or commingle any such Growth Factor with any material, that is the property of any person or entity other than Novo Nordisk, Progenitor and/or any Affiliate of either such party, except with the prior approval of the Joint Committee. Following the end of Growth Factor Stage 1, Novo Nordisk will not use any Growth Factor provided to Novo Nordisk by Progenitor except in connection with any Identified Growth Factor (as defined below). The parties anticipate that Growth Factor Stage 1 will continue for approximately [***********]. If Novo Nordisk has not purified, cloned and sequenced a Growth Factor within [***********] after the date of the commencement of Growth Factor Stage I, Progenitor may deliver written notice to Novo Nordisk at any time after expiration of such [**********] period but before completion of such tasks by Novo Nordisk demanding that Novo Nordisk complete such tasks within 60 days after delivery of such notice, and, if Novo Nordisk does not complete such tasks within such 60- day period, Progenitor may terminate Growth Factor Stage 1 and the license granted to Novo Nordisk pursuant to this Agreement with respect to all Growth Factors by delivery of written notice to Novo Nordisk, and, after such termination, Progenitor shall have the rights granted in Section 8.6. Growth Factor Stage 1 will begin on the later of the date of this Agreement or the date that Novo Nordisk notifies Progenitor in writing that Progenitor has completed delivery of the samples of Growth Factor cell lines and other materials to be delivered to Novo Nordisk pursuant to this Section 2.1.3 and will continue until Novo Nordisk has notified Progenitor in writing that Novo Nordisk has successfully completed the tasks of purifying, cloning and sequencing a Growth Factor (the "Growth Factor Stage 1 Termination Date"), or until Growth Factor Stage 1 or this Agreement is terminated, whichever occurs first. Each determination of whether or not Novo Nordisk has successfully purified, cloned and sequenced a Growth Factor will be made by Novo Nordisk in its sole discretion, based on some or all of the criteria set forth in Exhibit
1.3 having been met and based on the recommendation, if any, of the Joint Committee. Within 60 days after the Growth Factor Stage 1 Termination Date, Novo Nordisk will notify Progenitor in writing (the "Identified Growth Factor Notice") stating whether or not Novo Nordisk desires to go forward with Growth Factor Stage 2 of the Research Phase and what Growth Factor or Growth Factors, if more than one, (or other result of the work conducted pursuant to Growth Factor Stage 1) Novo Nordisk desires to go forward with (each is referred to herein as an "Identified Growth Factor"). If Novo Nordisk states in the Identified Growth Factor Notice that it does not desire to proceed to Growth Factor Stage 2 with any Growth Factor (or other result of the work conducted pursuant to Growth Factor Stage 1), the licenses granted to Novo Nordisk pursuant to this Agreement with respect to all Growth Factors will terminate as of the date of delivery to Progenitor of the Identified Growth Factor Notice, and, after such termination, Progenitor shall have the rights granted in Section 8.6.

                              2.1.4 During Growth Factor Stage 2 of the Research
Phase, Progenitor will perform the studies described in Exhibit 2.1.4 and will work with Novo Nordisk to establish the biological function of each Identified Growth Factor to Novo Nordisk's satisfaction. Progenitor will notify Novo Nordisk in writing when Progenitor is ready to commence such activities (the "Growth Factor Stage 2 Commencement Notice"), which notice will be delivered to Novo Nordisk no later than 30 days after Progenitor's receipt of the Identified Growth Factor Notice. Growth Factor Stage 2 will begin on the date Novo Nordisk receives the Growth Factor Stage 2 Commencement Notice and shall continue for a period of


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

two years thereafter. Novo Nordisk will be responsible for producing, at no additional charge, all recombinant Identified Growth Factor protein required by Progenitor (as determined by the Joint Committee) to complete its tasks during Growth Factor Stage 2. Progenitor will limit its use of such protein to performance of its obligations under this Agreement. Within 60 days after the end of Growth Factor Stage 2, Novo Nordisk will notify Progenitor in writing (the "Growth Factor Development Notice") stating whether or not Novo Nordisk desires to go forward with development of a Licensed Product based on an Identified Growth Factor or any other result of the work performed pursuant to Growth Factor Stage 2. If Novo Nordisk states in the Growth Factor Development Notice that it does not desire to proceed with development of any such Licensed Product, the licenses granted to Novo Nordisk pursuant to this Agreement with respect to all Growth Factors will terminate as of the date of delivery to Progenitor of the Growth Factor Development Notice, and, after such termination, Progenitor shall have the rights granted in Section 8.6.

                              2.1.5  Progenitor  will  devote  no less  than the
equivalent of [**] qualified scientists working full-time on completion of its obligations throughout Ligand Stage 2 and Growth Factor Stage 2; provided, however, that during any period during which Progenitor is simultaneously performing work in Ligand Stage 2 and Growth Factor Stage 2, Progenitor will devote no less than the equivalent of [******] qualified scientists working full-time on completion of its obligations hereunder; provided further, however, that, throughout any period during which Progenitor is simultaneously performing work in Ligand Stage 2 and Growth Factor Stage 2, the Joint Committee will consider whether or not (i) the tasks to be completed by Progenitor during Ligand Stage 2 and Growth Factor Stage 2 justify the devotion of such greater resources by Progenitor (in terms of additional qualified scientists working on the project), and (ii) Progenitor has such additional resources available to devote to completion of such tasks. If the Joint Committee, in its sole discretion, determines that such additional effort is not justified and/or that Progenitor does not have such additional resources available, the Joint Committee may authorize Progenitor to devote less than the equivalent of [******] qualified scientists working full-time on such project, in which case the research fees to be paid to Progenitor during such period shall be reduced as provided in Section 4.1 below. For purposes of this Agreement, the phrase "full- time" shall mean forty hours per week, excluding holidays.

                              2.1.6 If Novo Nordisk  determines at any time that
any Growth Factor is also a Ligand (or part of a Ligand), Novo Nordisk will provide Progenitor with written notice of such determination, and such Growth Factor shall thereafter be treated as a Ligand (and not as a Growth Factor) for purposes of this Agreement.

                           2.2  If  Novo  Nordisk  elects  to  go  forward  with
development of any Licensed Product, Novo Nordisk and/or one or more of its Affiliates will attempt through commercially reasonable efforts to develop and commercialize such Licensed Product and to secure all necessary regulatory approvals in connection therewith. Progenitor acknowledges that Novo Nordisk may, but shall not be required to, begin such activities before the end of Ligand Stage 2, Growth Factor Stage 2 and/or the Research Phase. As between the parties, all results of such efforts by or on behalf of Novo Nordisk and/or its Affiliates, regardless of when such


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

efforts are made, shall be owned by Novo Nordisk, and shall not be deemed to be part of the Joint Technology. Progenitor will assist Novo Nordisk in this effort as and when reasonably requested by Novo Nordisk. Novo Nordisk does not guarantee that it will develop, produce or market a Licensed Product or that it will generate Royalties for Progenitor.

                           2.3 As requested  by Novo  Nordisk,  Progenitor  will
share with personnel of Novo Nordisk, its Affiliates, and their sublicensees and subcontractors, to the extent it can do so without violating any obligation of Progenitor and/or any of its Affiliates to any third party (and Progenitor warrants that any such obligations existing on the date of this Agreement that would prohibit Progenitor from sharing pertinent materials or information with Progenitor have been disclosed by Progenitor to Novo Nordisk in writing prior to the date hereof), all materials and documents in Progenitor's possession, and all Progenitor's knowledge and know-how, related to the Receptor, Ligands, Growth Factors, the mammalian cells expressing any of the foregoing, methods of isolating any of the foregoing, the Licensed Patent Rights and Licensed Technology, including without limitation all such materials, documents, knowledge and know-how obtained by Progenitor from any third party, subject to the applicable confidentiality provisions contained in this Agreement; provided, however, that nothing in this Section shall be construed as requiring Progenitor to describe to Novo Nordisk the exact method employed by Progenitor in identifying the partial cDNA sequence disclosed in the United States patent application filed on behalf of Progenitor on [***************], except as required to be disclosed to the United States Food and Drug Administration ("FDA") or any other regulatory agency in connection with gaining approval to market and/or distribute any Licensed Product. As requested by Progenitor, Novo Nordisk will share with personnel of Progenitor, its Affiliates, and their sublicensees and subcontractors, to the extent it can do so without violating any obligation of Novo Nordisk and/or any of its Affiliates to any third party, all materials and documents in Novo Nordisk's possession, and all Novo Nordisk's knowledge and know-how, related to the Receptor, Ligands, Growth Factors, the Licensed Patent Rights and Licensed Technology and acquired or developed by Novo Nordisk and/or its Affiliates in the course of the Research Phase.

                           2.4 The parties hereby establish the Joint Committee,
to be comprised of three representatives appointed by Novo Nordisk and three representatives appointed by Progenitor. The initial representatives of Novo Nordisk to the Joint Committee shall be Dr. Don Foster, Dr. John Forstrom, and Dr. Luciana Simoncini and the initial representatives of Progenitor to the Joint Committee shall be Dr. H. Ralph Snodgrass, Dr. Doros Platika, and Dr. Stephen Williams. One representative from each party shall be that party's project leader for this Agreement. Each party will promptly notify the other party of any change in its appointed representatives. In addition, if any designated representative of a party is unable to attend any meeting of the Joint Committee, such party may designate a replacement for such designated representative; provided, however, that if all three designated representatives of either party are unable to attend any meeting of the Joint Committee, such meeting shall be rescheduled.

                              2.4.1 Where the Joint  Committee  is  specifically
authorized by this Agreement to make determinations, any such determinations shall be made by majority vote,


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and each representative shall have one vote. During the Research Phase, the
Joint Committee shall meet in person at least twice each calendar year and by teleconference at least once each calendar quarter (excluding the calendar quarters in which it meets in person). Following the Research Phase, the Joint Committee shall meet in person or by teleconference at least once each calendar year. Each party shall bear its own expenses for its personnel attending such meetings. The representatives of each party shall prepare and distribute to both parties written minutes of each such meeting, both during and after the Research Phase, which minutes will, without limitation, describe each recommendation and determination made by the Joint Committee pursuant to Section 2.1. Such minutes of each meeting shall be reviewed, amended if necessary and approved at the following meeting of the Joint Committee, and copies of all such final minutes shall immediately be distributed to both parties.

                              2.4.2 The  purpose of the Joint  Committee  during
the Research Phase shall be: (i) to advise the parties regarding the overall strategy for the Research Phase, as contemplated by this Agreement; (ii) to coordinate the parties' activities hereunder; (iii) to review all results of work done in the Research Phase and suggest modifications to the scope and goals of such work, if the Joint Committee deems it necessary; and (iv) to undertake the responsibilities and make the recommendations and determinations delegated to it pursuant to Section 2.1 of this Agreement.

                              2.4.3  Outside the course of the  Research  Phase,
the role of the Joint Committee shall be to advise Novo Nordisk with respect to development and commercialization of Licensed Product, as requested by Novo Nordisk.

                           2.5 All rights in any  partial or  complete  sequence
information describing any Ligand or Growth Factor, and other technology, data, information and inventions, whether or not patentable, developed from the materials provided to Novo Nordisk by Progenitor pursuant to this Agreement and arising from the research conducted by or on behalf of either or both parties pursuant to this Agreement in the course of the Research Phase shall be jointly owned by Novo Nordisk and Progenitor. Work performed by or on behalf of Novo Nordisk and/or its Affiliates pursuant to Section 2.2 shall not be considered to be conducted in the course of the Research Phase. Each party will ensure that all third parties that conduct any portion of the research to be conducted by such party or on such party's behalf pursuant to this Agreement sign appropriate documents transferring their rights therein to such party consistent with the terms of this Agreement.

                           2.6  Progenitor  acknowledges  that Novo Nordisk may,
now or in the future, conduct its own research and/or enter into one or more agreements with third parties that involve identification and/or characterization of putative ligands and/or receptors in general, and of cytokine-like ligands and/or receptors in particular. The parties recognize that such efforts on behalf of Novo Nordisk may result in identification and/or characterization of a molecule that is identical or substantially similar to the Receptor, a Ligand or a Growth Factor. Alternatively, a molecule discovered by Novo Nordisk or obtained by Novo Nordisk from a third party may be a portion of the Receptor, a Ligand or a Growth Factor, or the Receptor, a Ligand or a Growth


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Factor may be a portion of such a molecule. In such case, Novo Nordisk will have the sole right to determine, in its discretion, which molecule or molecules (whether a Ligand, a Growth Factor or a molecule discovered by Novo Nordisk or obtained from a third party), if any, to develop into a product. Except as set forth in Section 2.5, all technology, data, information and inventions, whether or not patentable, arising from any research conducted by or on behalf of Novo Nordisk shall, as between the parties, be the sole property of Novo Nordisk.
Novo Nordisk will not disclose to Progenitor any confidential information received by Novo Nordisk from a third party, and, as set forth in Section 5 below, Novo Nordisk will not disclose to any third party any confidential information received by Novo Nordisk from Progenitor. Novo Nordisk will not intentionally seek a collaboration with any third party with respect to any molecule that is identical or substantially similar to the Receptor, a Ligand or a Growth Factor. Novo Nordisk will notify Progenitor in writing within 24 hours after Progenitor discloses Progenitor's sequence for the Receptor to Novo
Nordisk whether or not Novo Nordisk and/or any of its Affiliates is then working with any molecule that is identical or substantially similar to the Receptor.

                           2.7  So  long  as  Novo  Nordisk  is  producing   any
Identified Ligand and/or any Identified Growth Factor, and so long as the Joint Committee determines that supply of such materials by Novo Nordisk to Progenitor and its Affiliates pursuant to this Section would not interfere with the development or commercialization of any Licensed Product pursuant to this Agreement, Novo Nordisk will supply Progenitor with reasonable quantities of such Identified Ligand and/or Identified Growth Factor, in any form produced by Novo Nordisk for its own purposes, for use only by Progenitor and its Affiliates solely in conducting research activities outside the Field. Progenitor shall not provide any such materials to any third party without Novo Nordisk's prior, written consent in each instance. Any such materials shall be provided to Progenitor for no additional charge, except that Progenitor will reimburse Novo Nordisk, as requested by Novo Nordisk, for any expenses incurred in packaging such materials and shipping them to Progenitor. Any and all such materials shall be provided by Novo Nordisk AS IS AND WITHOUT WARRANTY OF ANY KIND.

                  3.        LICENSE.

                           3.1   Subject   to  the  terms  of  this   Agreement,
Progenitor hereby grants Novo Nordisk and its Affiliates the worldwide, sole and exclusive license, with right to sublicense, under the Licensed Patent Rights and Licensed Technology, to make, have made, use, sell, have sold, offer for sale and import Licensed Product for use in the Field and to otherwise carry out its rights and obligations pursuant to this Agreement.

                           3.2  Subject  to the  terms of this  Agreement,  Novo
Nordisk hereby grants Progenitor and its Affiliates the worldwide, royalty-free, sole and exclusive license, with right to sublicense, under Novo Nordisk's rights in any Novo Nordisk Patent Rights, to make, have made, use, sell, have sold, offer for sale and import products for use outside the Field. SUCH LICENSE IS GRANTED AS IS, WITHOUT WARRANTY OF ANY KIND, AND PROGENITOR AGREES TO INDEMNIFY NOVO NORDISK FOR ANY LOSS, DAMAGE, LIABILITY AND EXPENSE, INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

AND COSTS OF DEFENSE, ARISING OUT OF ANY EXERCISE OF SUCH RIGHTS, AND/OR OUT OF ANY USE OF MATERIALS PROVIDED BY NOVO NORDISK TO PROGENITOR HEREUNDER, BY OR ON BEHALF OF PROGENITOR, ITS AFFILIATES AND/OR ITS OR THEIR LICENSEES AND ASSIGNEES, EXCLUDING ANY SUCH LOSS, DAMAGE, LIABILITY OR EXPENSE INTENTIONALLY CAUSED BY NOVO NORDISK AND/OR ITS AFFILIATES.

                           3.3 Within 15 days after the date of this  Agreement,
Progenitor will deliver to Novo Nordisk all documentation regarding patent applications and other filings made with the patent authority of any country with respect to Licensed Patent Rights. Progenitor shall have the sole right to file and prosecute any patent applications relating to the Receptor and its uses and to maintain such patent rights. Except as provided in Section 8.5.2, 8.6.2 and 8.7.2, Novo Nordisk shall have the sole right to file and prosecute any patent applications giving rise, in whole or in part, to the Licensed Patent Rights, with the exception of patents and patent applications relating to the Receptor and its uses, and to maintain patents under such Licensed Patent Rights. Each party will provide the other party with copies of all such patent applications and amendments filed by it and all other correspondence between it and the patent authority of any country regarding such patent applications and amendments. Each party shall bear all expenses of the patent, filing, prosecution and maintenance activities undertaken by it. If at any time during the term of this Agreement either party elects not to file or to abandon any patent or patent application which such party has the right to file and prosecute pursuant to this Section, such party shall notify the other party of that decision at least 30 days prior to any deadline for the filing of any such patent application or any response or the taking of any other action necessary to maintain such patent or patent application in existence. Thereafter, AS ITS SOLE AND EXCLUSIVE REMEDY THEREFOR, such other party shall have the right to take over responsibility for the maintenance of such patent or the prosecution of such patent application, at its sole expense and discretion.

                           3.4 Except for the  rights  and  licenses  explicitly
granted as stated in this Agreement, each party retains all rights and ownership in and to its technology and intellectual properties, and makes no grant of rights by implication. It is understood that Progenitor retains the non-exclusive right, without the right to sublicense, to make, have made, use and import the Licensed Product and the Licensed Technology for research purposes.

                  4.       FEES AND ROYALTIES.

                           4.1 Novo  Nordisk  will pay  Progenitor  a  quarterly
research fee of U.S. $[******] during Ligand Stage 2 and/or Growth Factor Stage 2; provided, however, that during any period in which Progenitor is simultaneously performing work in Ligand Stage 2 and Growth Factor Stage 2, such total research fee shall be $[******] per quarter (or a pro rata portion thereof for any partial quarter); provided further, however, that if, pursuant to
Section 2.1.5, the Joint Committee authorizes Progenitor to devote less than the equivalent of fifteen qualified scientists to the completion of its obligations hereunder during any period in which Progenitor is simultaneously performing work in Ligand Stage 2 and Growth Factor Stage 2, the


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

research fee to be paid hereunder shall be reduced pro rata according to the reduced amount of effort (in terms of the number of qualified scientists working on the project) required to be devoted by Progenitor.

                              4.1.1  Notwithstanding  any of the foregoing,  the
total of all research fees payable by Novo Nordisk pursuant to this Section 4.1 shall not exceed the following amounts: (i) if Novo Nordisk elects, pursuant to
Section 2.1.1 and 2.1.3, to proceed to Stage 2 with a Ligand or Ligands or with a Growth Factor or Growth Factors, but not with both, such research fees shall not exceed $4,000,000; and (ii) if Novo Nordisk elects, pursuant to Section
2.1.1 and 2 1.3, to proceed to Stage 2 with both a Ligand or Ligands and a Growth Factor or Growth Factors, such research fees shall not exceed $6,000,000.

                              4.1.2 Each such  research  fee shall be due within
60 days after Novo Nordisk's receipt of an invoice therefor, but no sooner than the tenth day of each January, April, July, and October; provided, however, that the first such payment shall be due 60 days after receipt of an invoice therefor following the commencement of the first Stage 2 of the Research Phase (Ligand Stage 2 or Growth Factor Stage 2), but no earlier than [************]. Novo Nordisk will not be obligated to make any research fee payment due on or after the effective date of any termination of this Agreement.

                           4.2 In addition, if Novo Nordisk elects to go forward
with development of a Licensed Product, Novo Nordisk will pay Progenitor a license fee of U.S. $5,000,000 within 90 days after the earlier of: (i) the delivery to Progenitor of the first Ligand Development Notice or Growth Factor Development Notice stating that Novo Nordisk desires to go forward with development of a Licensed Product; or (ii) the commencement by or on behalf of Novo Nordisk of production of an active ingredient for any Licensed Product under Good Manufacturing Practices (GMP). Nothing in this Agreement shall be construed as requiring Novo Nordisk to pay more than one such license fee.

                           4.3 In addition, Novo Nordisk will make the following
milestone payments to Progenitor:

                              4.3.1  Novo  Nordisk  will  pay  Progenitor   U.S.
$1,000,000 within 60 days after the earlier of (i) the date that, pursuant to an Investigational New Drug filing, if any, made by Novo Nordisk or an Affiliate of Novo Nordisk for a Licensed Product, Novo Nordisk or an Affiliate of Novo Nordisk is permitted for the first time by the FDA to proceed with clinical testing of a Licensed Product; or (ii) the date of the first human administration of a Licensed Product by or on behalf of Novo Nordisk or an Affiliate of Novo Nordisk in any country. Regardless of the number of Licensed Products, nothing in this Agreement shall be construed as requiring Novo Nordisk to pay any milestone payment pursuant to this Section 4.3.1 more than once.

                              4.3.2  Novo  Nordisk  will  pay  Progenitor   U.S.
$3,000,000 within 60 days after the first initiation of Phase III clinical trials (or the first initiation of equivalent


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(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

steps under the laws of any country other than the United States) for use of each separate Licensed Product to treat any specific indication.

                              4.3.3  Novo  Nordisk  will  pay  Progenitor   U.S.
$5,000,000 within 60 days after the first Product License Application ("PLA"), New Drug Application ("NDA") or equivalent filing, if any, made by Novo Nordisk or an Affiliate of Novo Nordisk for each separate Licensed Product is granted final approval by the FDA.

                              4.3.4  Novo  Nordisk  will  pay  Progenitor   U.S.
$5,000,000 within 60 days after the first PLA-equivalent filing, if any, made by Novo Nordisk or an Affiliate of Novo Nordisk for each separate Licensed Product is granted final approval by the appropriate regulatory authority of Germany, or the United Kingdom, or any European central drug agency with authority for regulating such matters in Germany and/or the United Kingdom. One-half of each such payment (or $2,500,000) shall be deemed to be an advance on Royalties payable on Net Sales in Europe.

                              4.3.5  Novo  Nordisk  will  pay  Progenitor   U.S.
$5,000,000 within 60 days after the first time final approval is granted by the appropriate regulatory authority for sale of each separate Licensed Product in Japan. The entire amount of each such payment shall be deemed to be an advance on Royalties payable on Net Sales in Japan.

                              4.3.6  Except as set forth in  Sections  4.3.4 and
4.3.5 above, the milestone payments shall be nonrefundable once paid and noncreditable against Royalties.

                           4.4 In addition, Novo Nordisk shall pay to Progenitor
a Royalty on annual Net Sales with respect to each separate Licensed Product (which shall be calculated separately for each "separate Licensed Product," as defined in Section 4.5), at the following rates:

                              4.4.1 Novo Nordisk shall pay  Progenitor a Royalty
of [*****************] of Net Sales with respect to such Licensed Product up to and including $100,000,000 in any calendar year;

                              4.4.2 Novo Nordisk shall pay  Progenitor a Royalty
of [*****************] of Net Sales with respect to such Licensed Product over $100,000,000 up to and including $250,000,000 in any calendar year;

                              4.4.3 Novo Nordisk shall pay  Progenitor a Royalty
of [*****************] of Net Sales with respect to such Licensed Product over $250,000,000 up to and including $500,000,000 in any calendar year; and

                              4.4.4 Novo Nordisk shall pay  Progenitor a Royalty
of [**************************] of Net Sales with respect to such Licensed Product over $500,000,000 in any calendar year.


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All such Royalties (after allowing credit for advances on Royalties paid pursuant to Sections 4.3.4 and 4.3.5 and any reduction of royalties pursuant to
Section 4.6) shall be due and payable within 60 days after the end of each calendar half year for Net Sales received in such calendar half year, as follows: Within 60 days after the end of each first and third calendar quarter for which Royalties are payable hereunder (that is, the calendar quarters ending on March 31 and on September 30 of each such year), Novo Nordisk will submit to Progenitor a report stating the approximate Net Sales and Royalties due for such quarter, together with payment of such approximate amount. Within 60 days after the end of each calendar half year for which Royalties are payable hereunder (that is, the periods ending on June 30 and on December 31 of each such year), Novo Nordisk will submit to Progenitor a statement of actual Net Sales for such half year, separated as to Net Sales within Europe, Japan and all other countries, and the calculation of Royalties payable hereunder with respect to such Net Sales, together with payment of all remaining Royalties due with respect to such Net Sales, as adjusted for any amount previously paid as approximate Royalties with respect to such Net Sales.

                           4.5 Whether or not a Licensed Product is considered a
"separate Licensed Product" for purposes of making milestone payments pursuant to Sections 4.3.2 through 4.3.5 and for purposes of calculating Royalties pursuant to Section 4.4 will be determined on the basis of whether or not such Licensed Product contains any active ingredient different than or in addition to the active ingredient(s) in any other Licensed Product. That is, each Licensed Product will be considered to be a "separate Licensed Product" for which any additional milestone payment is due and for which Royalties are calculated separately only if such Licensed Product contains one or more active ingredients not also contained in any Licensed Product for which such milestone payment has then already been made or for which Royalties have then already been calculated, respectively.

                           4.6 If subsequent to the date of this Agreement, Novo
Nordisk determines in its sole discretion, which it will exercise in good faith, after consulting with Progenitor with respect thereto, that royalties must be paid to one or more third parties in order for Novo Nordisk to exercise the rights granted in Section 3.1, each party will share such third-party royalty obligation as follows: the royalty payments by Novo Nordisk under Section 4.4 shall be reduced by one-half of such third party royalties, except that such reduction shall be limited so that the royalty paid to Progenitor under Section
4.4 is not reduced by more than one-half.

                           4.7  All  payments  to be made  by  Novo  Nordisk  to
Progenitor  under  this  Agreement  shall  be made  in  United  States  dollars.
Conversion of foreign currency to United States dollars for payments of Royalties shall be made at the conversion rate published in the Wall Street Journal, Eastern edition, on the last business day of the calendar quarter to which such payments relate.

                           4.8 If laws or  regulations  require  withholding  by
Novo Nordisk of any taxes imposed upon Progenitor on account of any Royalties paid under this Agreement, such taxes will be deducted by Novo Nordisk as required by law from such remittable Royalty and


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

shall be paid by Novo Nordisk to the proper taxing authority. Official receipt of such taxes shall be secured and sent to Progenitor as evidence of such payment. The parties will use reasonable efforts to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of the current or any future double taxation treaties or agreements between foreign countries and the parties shall cooperate with each other with respect thereto, with the appropriate party under the circumstances providing the documentation required under such treaty or agreement to claim benefits thereunder.

                           4.9 Novo  Nordisk  shall  keep  accurate  records  in
sufficient detail to enable the amounts of Royalties due to Progenitor to be determined. Upon Progenitor's request and after reasonable prior notice, Novo Nordisk shall permit an independent certified public accountant selected by Progenitor to have access during ordinary business hours to Novo Nordisk's records necessary to determine the correctness of any report or payment made with respect to any half year and to obtain information as to the amount payable to Progenitor for any such period. Such examination shall be at Progenitor's expense and shall not take place more than once each year. These rights with respect to any year shall terminate two (2) years after the end of such year. Information supplied to Progenitor by such independent certified public accountant shall not include any proprietary information not required to be disclosed to it under other Sections of this Agreement. If such accounting firm concludes that additional Royalties are owed for any half year, Progenitor will provide Novo Nordisk with access to such accounting firm's work product with respect to such conclusion, and Novo Nordisk shall have a period of up to 60 days after receipt of such work product in which to review such findings. If, after such 60-day review period, Novo Nordisk agrees with the conclusion reached by such accounting firm with respect to such additional Royalties, Novo Nordisk shall promptly pay the additional Royalties owed. If, after such 60-day review period, the parties are not in agreement as to the amount of any additional Royalties owed, the parties will negotiate in good faith for a period of 60 days with respect thereto. If the parties are unable to agree on the amount of any such additional Royalties owed after such 60-day period of negotiation, the parties will submit such question to binding arbitration pursuant to Section 9.9.

                  5.       CONFIDENTIALITY.

                           5.1 Each party (the "Receiving  Party")  acknowledges
and agrees that the other party (the "Disclosing Party") may, in the course of performing this Agreement and the parties' other dealings, disclose confidential information belonging to the Disclosing Party in writing, orally or by demonstration or sample. All such confidential information of the Disclosing Party shall be maintained in confidence by the Receiving Party and will not be used by the Receiving Party for any purpose except as authorized hereunder. The Receiving Party shall exercise the same degree of care to preserve the confidentiality of such information of the Disclosing Party as it uses to protect its own confidential information of similar nature, and the Receiving Party shall safeguard such information against disclosure to third parties, including without limitation employees and persons working or consulting for the Receiving Party. This obligation of confidentiality does not apply to information and material that:



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
                                 (i)  were  properly  in the  possession  of the
Receiving Party, without any restriction on use or disclosure, prior to receipt from the Disclosing Party, and such possession can be properly demonstrated by the Receiving Party;

                                 (ii) are in the  public  domain by public  use,
publication, general knowledge or the like, or after disclosure hereunder become general or public knowledge through no fault of the Receiving Party;

                                 (iii) are  properly  obtained by the  Receiving
Party from a third party not under a confidentiality obligation;

                                 (iv)  are  independently  developed  by  or  on
behalf of the Receiving Party without the assistance of the confidential information of the Disclosing Party; or

                                 (v) are  required to be  disclosed  by order of
any court or governmental authority.

                           5.2 The Receiving  Party shall not acquire any rights
with respect to confidential information disclosed to it by the Disclosing Party, except as expressly set forth in this Agreement. The Receiving Party shall not disclose any confidential information of the Disclosing Party to any third party or to any employees, officers or directors of the Receiving Party except those who reasonably require such disclosure for purposes of performing the Receiving Party's obligations under this Agreement without the prior, written consent of the Disclosing Party.

                           5.3 Upon termination of this Agreement, the Receiving
Party shall return to the Disclosing Party or destroy any tangible copies of any confidential information provided to it hereunder by the Disclosing Party;
provided, however, that the Receiving Party may retain one (1) copy of confidential information disclosed to it by the Disclosing Party in its confidential legal files for archival purposes.

                           5.4  Each  party  agrees  that it will  not  make any
public announcement or other publication regarding any results of the research conducted hereunder before a patent application has been filed with respect thereto, except upon the prior written approval of the other party in each instance. In addition, each party will refrain from issuing any press release or making any public announcement or other publication regarding this Agreement or the relationship of the parties hereto, except for announcements or disclosures which are required by law to be made, without the prior, written consent of the other party in each instance, which consent will not be unreasonably withheld. Progenitor will also refrain from publishing or disclosing any information or material that is in any way related to this Agreement or any Receptor, Ligand, Growth Factor or Licensed Product without the prior, written consent of Novo Nordisk in each instance, which consent will not be unreasonably withheld. Each party will respond to any request for consent pursuant to this Section 5.4 as soon as reasonably possible.


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

                  6.       WARRANTIES AND INDEMNIFICATION.

                           6.1 Each party hereby represents and warrants that:

                              6.1.1 It has full  right  and  authority  to enter
into this Agreement, has taken all corporate action necessary on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and its respective obligations under this Agreement are not subject to prior commitments or obligations to any third party.

                              6.1.2  It  has  not  entered  into  any  contract,
agreement, partnership, joint venture or other arrangement, whether oral or written, with any third party relating to any Receptor, Ligand, Growth Factor, Licensed Product, Licensed Patent Right or Licensed Technology that is inconsistent with the terms of this Agreement.

                           6.2  Progenitor  represents and warrants that, to the
best of Progenitor's knowledge, the technology developed by or on behalf of Progenitor covered by the Licensed Patent Rights and Licensed Technology, as it exists on the date of this Agreement, has been made and developed without the use of, or infringement upon, the secrets, patents or other proprietary rights or interests of any third party and without the use of any equipment, supplies or facilities of any third party that would create any right to any Licensed Patent Right, Licensed Technology or Joint Technology in such third party.

                           6.3 Novo  Nordisk  assumes  all  risks of  damage  or
injury to persons and to property arising out of any manufacture, use or sale of Licensed Product by or on behalf of Novo Nordisk and its Affiliates and sublicensees, and shall hold harmless and indemnify Progenitor and its Affiliates from and against any and all personal injury, property damage, product liability or similar claims, losses and liabilities arising out of such manufacture, use or sale of Licensed Product, except for such claims, losses and liabilities caused by a breach of Progenitor's representations under any other Section of this Agreement and except as set forth in Section 6.4. Progenitor assumes all risks of damage or injury to persons and to property arising out of any manufacture, use or sale of Progenitor Ligand Product, Progenitor Growth Factor Product and Progenitor Product by or on behalf of Progenitor and its Affiliates and sublicensees, and shall hold harmless and indemnify Novo Nordisk and its Affiliates from and against any and all personal injury, property damage, product liability or similar claims, losses and liabilities arising out of such manufacture, use or sale of Progenitor Ligand Product, Progenitor Growth Factor Product and/or Progenitor Product, except for such claims, losses and liabilities caused by a breach of Novo Nordisk's representations under any other Section of this Agreement and except as set forth in Section 6.4

                           6.4 Nothing in this Agreement shall be construed as a
warranty, representation or undertaking with respect to the utility, efficacy, nontoxicity, safety or appropriateness of using any Receptor, Ligand, Growth Factor, Licensed Product or any other product; provided, however, that Progenitor represents and warrants that it has fully disclosed to Novo Nordisk, and Progenitor covenants that it will fully disclose to Novo Nordisk, to the extent


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

it can do so without violating any obligation of Progenitor and/or any of its Affiliates to any third party, all data and information in Progenitor's possession, knowledge or control relating to the use, manufacture, utility, efficacy, nontoxicity, safety and appropriateness of each Receptor, Ligand, Growth Factor and Licensed Product. Otherwise, the physical quantities of materials provided by each party to the other hereunder are provided "as is," and neither party makes any representation or warranty of any kind, express or implied, written or oral, including, without limitation, any representation or warranty with respect to the value, adequacy, freedom from fault, or the quality, efficiency, suitability, characteristics, usefulness, merchantability or fitness for a particular purpose of, such physical quantities of materials, except as otherwise set forth in this Agreement.

                           6.5      NOVO NORDISK ACKNOWLEDGES THAT, EXCEPT AS
OTHERWISE SET FORTH IN THIS AGREEMENT, THE LICENSES GRANTED BY PROGENITOR IN THIS AGREEMENT ARE GRANTED WITHOUT WARRANTY OF ANY KIND.

                           6.6 Each party agrees to indemnify and hold the other
party harmless from and against any loss, damage, liability and expense, including, without limitation, reasonable attorneys' fees and costs of defense, arising out of any breach of such party's representations, warranties or covenants under this Agreement. Progenitor agrees that Novo Nordisk shall have the right to set off any such amounts owed to Novo Nordisk from fees and Royalties payable to Progenitor hereunder.

                  7.       INFRINGEMENT.

                           7.1 Except as set forth in Sections 8.5.3,  8.6.3 and
8.7.3, in the event that any of the Licensed Patent Rights are infringed or believed to be infringed by a third party, Novo Nordisk may, at its option, elect to prosecute such infringement claims. If Novo Nordisk elects to commence such an action, Novo Nordisk shall have control of such action and shall have the right to settle or compromise the same, and Progenitor agrees that it shall fully cooperate in every reasonable way with the prosecution of such action. If Novo Nordisk elects to commence such an action, Progenitor hereby grants Novo Nordisk the right to do so in Progenitor's name, and, if Progenitor is a legally indispensable party to such action, Novo Nordisk may cause it to be joined as a party in such action at Novo Nordisk's expense. Novo Nordisk shall notify Progenitor of any action filed by Novo Nordisk pursuant to this Section and shall keep Progenitor generally informed as to the progress of such action.

                           7.2 Recoveries or reimbursements from any such action
shall first be applied to reimburse Novo Nordisk for its expenses, costs and fees in connection with the action. Any remaining recoveries or reimbursements, to the extent they constitute the equivalent of, or damages or payments in lieu of, reasonable royalties on the infringer's sales (but not in excess of the amount that would be payable pursuant to Section 4.4), shall be shared with Progenitor in accordance with Section 4.4, and otherwise shall be retained by Novo Nordisk as its own property.


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

                           7.3 In the event  that Novo  Nordisk  decides  not to
commence or continue prosecution of an infringement of the Licensed Patent Rights pursuant to the above paragraphs, Novo Nordisk will promptly give written notice of such decision to Progenitor. Progenitor shall thereafter have the right, but not the obligation, to commence or continue such action at its own expense, controlling such action and retaining all recoveries therefrom. If Progenitor elects to bring an action to prosecute the infringement of any Licensed Patent Rights under this Section, Progenitor shall have sole control of such action and may settle or compromise such action in its sole discretion, provided that no such settlement or compromise conflicts with any provision of this Agreement. If Progenitor elects to commence such an action, Novo Nordisk hereby grants Progenitor the right to do so in Novo Nordisk's name, and, if Novo Nordisk is a legally indispensable party to such action, Progenitor may cause it to be joined as a party in such action at Progenitor's expense, and Novo Nordisk agrees to cooperate fully in every reasonable way with the prosecution of such action.

                  8.       TERM AND TERMINATION.

                           8.1 The  term of this  Agreement  shall  begin on the
date set forth above and shall continue until the earlier of the date of termination in accordance with Section 8.3 or the date of expiration of the last to expire of any Valid Claim of the Licensed Patent Rights.

                           8.2 Novo Nordisk may terminate  the licenses  granted
to it pursuant to this Agreement with respect to Receptor and all Ligands at any time during Ligand Stage 1 or after the end of Ligand Stage 2 upon delivery of 30 days' written notice to Progenitor, or at any time during Ligand Stage 2 upon delivery of 90 days' written notice to Progenitor. Novo Nordisk may also terminate the licenses granted to it pursuant to this Agreement with respect to all Growth Factors at any time during Growth Factor Stage 1 or after the end of Growth Factor Stage 2 upon delivery of 30 days' written notice to Progenitor, or at any time during Growth Factor Stage 2 upon delivery of 90 days' written notice to Progenitor. Novo Nordisk may also terminate this Agreement at any time before the commencement of Ligand Stage 2 or Growth Factor Stage 2 or after termination of the Research Phase upon delivery of 30 days' written notice to Progenitor, or at any other time upon delivery of 90 days' written notice to Progenitor.

                           8.3 Either party may terminate  this  Agreement  upon
120 days' written notice to the other party at any time that such other party is in material breach of any obligation hereunder if such breach is not cured within such 120-day period. Neither party shall be deemed to be in material breach of this Agreement during any period in which a good faith dispute between the parties exists regarding performance or breach of its obligations hereunder.

                           8.4  The  provisions  in  this  Agreement   regarding
payment of fees and Royalties accrued as of the date of termination, confidentiality, indemnification and the provisions set forth in Sections 1, 6, 8.5, 8.6, 8.7, 8.8, 8.9 and 9 shall survive any expiration or termination of this Agreement. In addition, Novo Nordisk shall have a continuing, non-exclusive right to use the Licensed Technology, but not to exercise any Licensed Patent Rights, following any termination or expiration of this Agreement.


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
(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                           8.5  Effective  only  upon  any  termination  of  the
licenses granted pursuant to this Agreement with respect to the Receptor and all Ligands by Novo Nordisk pursuant to Section 8.2 or by Progenitor pursuant to
Section 2.1.1, which termination becomes effective prior to the payment by Novo Nordisk of the license fee pursuant to Section 4.2, Novo Nordisk hereby grants to Progenitor and its Affiliates the worldwide, sole and exclusive license, with right to sublicense, under Novo Nordisk's rights in Novo Nordisk Ligand Patent Rights and Joint Technology arising from the research conducted pursuant to this Agreement in the course of Ligand Stage 1 and Ligand Stage 2 (the "Ligand Joint Technology"), to make, have made, use, sell, have sold, offer for sale and import Progenitor Ligand Product for use in the Field. Novo Nordisk will deliver to Progenitor, within 90 days after any such termination, all materials constituting Ligand Joint Technology and copies of all data in Novo Nordisk's possession regarding the Ligand Joint Technology. If such a termination occurs, the following terms shall apply until expiration of the last to expire of any Valid Claim of the Novo Nordisk Ligand Patent Rights or until such license is terminated by Novo Nordisk, which Novo Nordisk may do by delivery of 120 days' written notice to Progenitor at any time that Progenitor is in breach of any obligation under this Section 8.5, if such breach is not cured within such 120-day period:

                              8.5.1  If  such  termination   occurs  after  Novo
Nordisk has paid at least $[********] in research fees to Progenitor pursuant to
Section 4.1, Progenitor shall pay Novo Nordisk a royalty on annual Progenitor Ligand Net Sales with respect to each separate Progenitor Ligand Product, at the following rates:

                                 (i) Progenitor shall pay Novo Nordisk a royalty
of [***************] of Progenitor Ligand Net Sales with respect to such Progenitor Ligand Product up to and including $100,000,000 in any calendar year;

                                 (ii)  Progenitor   shall  pay  Novo  Nordisk  a
royalty of [***************]  of  Progenitor  Ligand Net Sales with respect to
such   Progenitor   Ligand  Product  over   $100,000,000  up  to  and  including
$250,000,000 in any calendar year;

                                 (iii)  Progenitor  shall  pay  Novo  Nordisk  a
royalty of [***************]  of  Progenitor  Ligand Net Sales with respect to
such   Progenitor   Ligand  Product  over   $250,000,000  up  to  and  including
$500,000,000 in any calendar year; and

                                 (iv)  Progenitor   shall  pay  Novo  Nordisk  a
royalty of [***************************] of Progenitor Ligand Net Sales with respect to such Progenitor Ligand Product over $500,000,000 in any calendar year.

Whether or not a product is considered a "separate Progenitor Ligand Product" for the purpose of calculation of the applicable royalty rate will be determined on the basis of whether or not such Progenitor Ligand Product contains any active ingredient different from or in addition to the active ingredient(s) in any other Progenitor Ligand Product (in which case such product will be treated as a separate Progenitor Ligand Product for such purpose). All such royalties shall be due and payable within 60 days after the end of each calendar half year for Progenitor Ligand Net


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

Sales received in the preceding calendar half year, as follows: Within 60 days after the end of each first and third calendar quarter for which royalties are payable by Progenitor under this Section 8.5 (that is, the calendar quarters ending on March 31 and on September 30 of each such year), Progenitor will submit to Novo Nordisk a report stating the approximate Progenitor Ligand Net Sales and royalties due for such quarter, together with payment of such approximate amount. Within 60 days after the end of each calendar half year during which royalties are payable by Progenitor under this Section 8.5 (that is, the periods ending on June 30 and on December 31 of each such year), Progenitor will submit to Novo Nordisk a written statement of actual Progenitor Ligand Net Sales for the half year, separated as to Progenitor Ligand Net Sales within Europe, Japan and all other countries, and the calculation of royalties payable hereunder with respect to such Progenitor Ligand Net Sales, together with payment of all remaining royalties due with respect to such Progenitor Ligand Net Sales, as adjusted for any amount previously paid as approximate royalties with respect to such Progenitor Ligand Net Sales. Progenitor shall keep, and shall cause its sublicensees to keep, complete, true and accurate records for the purpose of showing the derivation of all royalties payable to Novo Nordisk under this Agreement. During any period in which such royalties are payable by Progenitor to Novo Nordisk hereunder, the provisions of Sections 4.7,
4.8 and 4.9 above, regarding conversion of foreign currency, withholding and payment of taxes, and retention and inspection of records, shall apply to Novo Nordisk as licensor and Progenitor as licensee just as applicable under those Sections to Progenitor as licensor and Novo Nordisk as licensee.

                              8.5.2 Following any termination giving rise to the
rights granted in this Section 8.5, Progenitor shall have the right, at its expense, to file, prosecute and maintain patent applications and other patent filings in or with respect to any Novo Nordisk Ligand Patent Rights and Ligand Joint Technology.

                              8.5.3  In  addition,   following  any  termination
giving rise to the rights granted in this Section 8.5, Progenitor shall have the sole and exclusive right, as between the parties, to institute suit against any third party for infringement of Novo Nordisk Ligand Patent Rights and Ligand Joint Technology.

                                 (i) If  Progenitor  elects to commence  such an
action, Progenitor shall have control of such action and shall have the right to settle or compromise the same, and Novo Nordisk agrees that it shall fully cooperate in every reasonable way with the prosecution of such action. If Progenitor elects to commence such an action, Novo Nordisk hereby grants Progenitor the right to do so in Novo Nordisk's name, and, if Novo Nordisk is a legally indispensable party to such action, Progenitor may cause it to be joined as a party in such action at Progenitor's expense. Progenitor shall notify Novo Nordisk of any action filed by Progenitor pursuant to this Section and shall keep Novo Nordisk generally informed as to the progress of such action.

                                 (ii) Recoveries or reimbursements from any such
action shall first be applied to reimburse Progenitor for its expenses, costs and fees in connection with the action. Any remaining recoveries or reimbursements, to the extent they constitute the


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
(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

equivalent of, or damages or payments in lieu of, reasonable royalties on the infringer's sales (but not in excess of the amount that would be payable pursuant to Section 8.5.1), shall be shared with Novo Nordisk in accordance with
Section 8.5.1, and otherwise shall be retained by Progenitor as its own property.

                                 (iii) In the event that Progenitor  decides not
to commence or continue prosecution of an infringement of the Novo Nordisk Ligand Patent Rights pursuant to the above paragraphs, Progenitor will promptly give written notice of such decision to Novo Nordisk. Novo Nordisk shall thereafter have the right, but not the obligation, to commence or continue such action at its own expense, controlling such action and retaining all recoveries therefrom. If Novo Nordisk elects to bring any such action, Novo Nordisk shall have sole control of such action and may settle or compromise such action in its sole discretion. If Novo Nordisk elects to commence such an action, Progenitor hereby grants Novo Nordisk the right to do so in Progenitor's name, and, if Progenitor is a legally indispensable party to such action, Novo Nordisk may cause it to be joined as a party in such action at Novo Nordisk's expense, and Progenitor agrees to cooperate fully in every reasonable way with the prosecution of such action.

                              8.5.4 Following any termination giving rise to the
rights granted in this Section 8.5, Novo Nordisk covenants that it will fully disclose to Progenitor, to the extent it can do so without violating any obligation of Novo Nordisk and/or any of its Affiliates to any third party, all data and information in Novo Nordisk's possession, knowledge or control relating to the use, manufacture, utility, efficacy, nontoxicity, safety and appropriateness of each Receptor, Ligand, and Progenitor Ligand Product.

                           8.6  Effective  only  upon  any  termination  of  the
licenses granted pursuant to this Agreement with respect to all Growth Factors by Novo Nordisk pursuant to Section 8.2 or by Progenitor pursuant to Section 2.1.3, which termination becomes effective prior to the payment by Novo Nordisk of the license fee pursuant to Section 4.2, Novo Nordisk hereby grants to Progenitor and its Affiliates the worldwide, sole and exclusive license, with right to sublicense, under Novo Nordisk's rights in Novo Nordisk Growth Factor Patent Rights and Joint Technology arising from the research conducted pursuant to this Agreement in the course of Growth Factor Stage I and Growth Factor Stage 2 (the "Growth Factor Joint Technology"), to make, have made, use, sell, have sold, offer for sale and import Progenitor Growth Factor Product for use in the Field. Novo Nordisk will deliver to Progenitor, within 90 days after any such termination, all materials constituting Growth Factor Joint Technology and copies of all data in Novo Nordisk's possession regarding the Growth Factor Joint Technology. If such a termination occurs, the following terms shall apply until expiration of the last to expire of any Valid Claim of the Novo Nordisk Growth Factor Patent Rights or until such license is terminated by Novo Nordisk, which Novo Nordisk may do by delivery of 120 days' written notice to Progenitor at any time that Progenitor is in breach of any obligation under this Section 8.6, if such breach is not cured within such 120-day period:

                              8.6.1  If  such  termination   occurs  after  Novo
Nordisk has paid at least $[*******] in research fees to Progenitor  pursuant to
Section 4.1, Progenitor shall pay


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
(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Novo Nordisk a royalty on annual Progenitor Growth Factor Net Sales with respect to each separate Progenitor Growth Factor Product, at the following rates:

                                 (i) Progenitor shall pay Novo Nordisk a royalty
of [***************] of Progenitor Growth Factor Net Sales with respect to such Progenitor Growth Factor Product up to and including $100,000,000 in any calendar year;

                                 (ii)  Progenitor   shall  pay  Novo  Nordisk  a
royalty of[***************] of Progenitor Growth Factor Net Sales with respect to such Progenitor Growth Factor Product over $100,000,000 up to and including $250,000,000 in any calendar year;

                                 (iii)  Progenitor  shall  pay  Novo  Nordisk  a
royalty of [***************] of Progenitor Growth Factor Net Sales with respect to such Progenitor Growth Factor Product over $250,000,000 up to and including $500,000,000 in any calendar year; and

                                 (iv)  Progenitor   shall  pay  Novo  Nordisk  a
royalty of [****************************] of Progenitor Growth Factor Net Sales with respect to such Progenitor Growth Factor Product over $500,000,000 in any calendar year.

Whether or not a product is considered a "separate Progenitor Growth Factor Product" for the purpose of calculation of the applicable royalty rate will be determined on the basis of whether or not such Progenitor Growth Factor Product contains any active ingredient different from or in addition to the active ingredient(s) in any other Progenitor Growth Factor Product (in which case such product will be treated as a separate Progenitor Growth Factor Product for such purpose). All such royalties shall be due and payable within 60 days after the end of each calendar half year for Progenitor Growth Factor Net Sales received in the preceding calendar half year, as follows: Within 60 days after the end of each first and third calendar quarter for which royalties are payable by Progenitor under this Section 8.6 (that is, the calendar quarters ending on March 31 and on September 30 of each such year), Progenitor will submit to Novo Nordisk a report stating the approximate Progenitor Growth Factor Net Sales and royalties due for such quarter, together with payment of such approximate amount. Within 60 days after the end of each calendar half year during which royalties are payable by Progenitor under this Section 8.6 (that is, the periods ending on June 30 and on December 31 of each such year), Progenitor will submit to Novo Nordisk a written statement of Progenitor Growth Factor Net Sales for the half year, separated as to Progenitor Growth Factor Net Sales within Europe, Japan and all other countries, and the calculation of royalties payable hereunder with respect to such Progenitor Growth Factor Net Sales, together with payment of all remaining royalties due with respect to such Progenitor Growth Factor Net Sales, as adjusted for any amount previously paid as approximate royalties with respect to such Progenitor Growth Factor Net Sales. Progenitor shall keep, and shall cause its sublicensees to keep, complete, true and accurate records for the purpose of showing the derivation of all royalties payable to Novo Nordisk under this Agreement. During any period in which such royalties are payable by Progenitor to Novo Nordisk hereunder, the provisions of Sections 4.7, 4.8 and 4.9 above, regarding conversion of foreign currency, withholding and payment of taxes, and retention and inspection of records, shall apply to Novo Nordisk as


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

licensor and Progenitor as licensee just as applicable under those Sections to Progenitor as licensor and Novo Nordisk as licensee.

                              8.6.2 Following any termination giving rise to the
rights granted in this Section 8.6, Progenitor shall have the right, at its expense, to file, prosecute and maintain patent applications and other patent filings in or with respect to any Novo Nordisk Growth Factor Patent Rights and Growth Factor Joint Technology.

                              8.6.3  In  addition,   following  any  termination
giving rise to the rights granted in this Section 8.6, Progenitor shall have the sole and exclusive right, as between the parties, to institute suit against any third party for infringement of Novo Nordisk Growth Factor Patent Rights and Growth Factor Joint Technology.

                                 (i) If Progenitor elects to commence such an
action, Progenitor shall have control of such action and shall have the right to settle or compromise the same, and Novo Nordisk agrees that it shall fully cooperate in every reasonable way with the prosecution of such action. If Progenitor elects to commence such an action, Novo Nordisk hereby grants Progenitor the right to do so in Novo Nordisk's name, and, if Novo Nordisk is a legally indispensable party to such action, Progenitor may cause it to be joined as a party in such action at Progenitor's expense. Progenitor shall notify Novo Nordisk of any action filed by Progenitor pursuant to this Section and shall keep Novo Nordisk generally informed as to the progress of such action.

                                 (ii) Recoveries or reimbursements from any such
action shall first be applied to reimburse Progenitor for its expenses, costs and fees in connection with the action. Any remaining recoveries or reimbursements, to the extent they constitute the equivalent of, or damages or payments in lieu of, reasonable royalties on the infringer's sales (but not in excess of the amount that would be payable pursuant to Section 8.6.1), shall be shared with Novo Nordisk in accordance with Section 8.6.1, and otherwise shall be retained by Progenitor as its own property.

                                 (iii) In the event that Progenitor decides not
to commence or continue prosecution of an infringement of the Novo Nordisk Growth Factor Patent Rights pursuant to the above paragraphs, Progenitor will promptly give written notice of such decision to Novo Nordisk. Novo Nordisk shall thereafter have the right, but not the obligation, to commence or continue such action at its own expense, controlling such action and retaining all recoveries therefrom. If Novo Nordisk elects to bring any such action, Novo Nordisk shall have sole control of such action and may settle or compromise such action in its sole discretion. If Novo Nordisk elects to commence such an action, Progenitor hereby grants Novo Nordisk the right to do so in Progenitor's name, and, if Progenitor is a legally indispensable party to such action, Novo Nordisk may cause it to be joined as a party in such action at Novo Nordisk's expense, and Progenitor agrees to cooperate fully in every reasonable way with the prosecution of such action.


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                                      -25-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

                              8.6.4 Following any termination giving rise to the
rights granted in this Section 8.6, Novo Nordisk covenants that it will fully disclose to Progenitor, to the extent it can do so without violating any obligation of Novo Nordisk and/or any of its Affiliates to any third party, all data and information in Novo Nordisk's possession, knowledge or control relating to the use, manufacture, utility, efficacy, nontoxicity, safety and appropriateness of each Growth Factor and Progenitor Growth Factor Product.

                           8.7 Effective only upon any termination of this
Agreement by Novo Nordisk pursuant to Section 8.2 or by Progenitor pursuant to
Section 8.3, which termination becomes effective prior to the payment by Novo Nordisk of the license fee pursuant to Section 4.2, Novo Nordisk hereby grants to Progenitor and its Affiliates the worldwide, sole and exclusive license, with right to sublicense, under Novo Nordisk's rights in Novo Nordisk Patent Rights and Joint Technology, to make, have made, use, sell, have sold, offer for sale and import Progenitor Product for use in the Field. Novo Nordisk will deliver to Progenitor, within 90 days after any such termination, all materials constituting Joint Technology and copies of all data in Novo Nordisk's possession regarding the Joint Technology. If such a termination occurs, the following terms shall apply until expiration of the last to expire of any Valid Claim of the Novo Nordisk Patent Rights or until such license is terminated by Novo Nordisk, which Novo Nordisk may do by delivery of 120 days' written notice to Progenitor at any time that Progenitor is in breach of any obligation under this Section 8.7, if such breach is not cured within such 120-day period:

                              8.7.1 If such termination occurs after Novo
Nordisk has paid at least $[*******] in research fees to Progenitor pursuant to
Section 4.1, Progenitor shall pay Novo Nordisk a royalty on annual Progenitor Net Sales with respect to each separate Progenitor Product, at the following rates:

                                 (i) Progenitor shall pay Novo Nordisk a royalty
of [**************] of Progenitor Net Sales with respect to such Progenitor Product up to and including $100,000,000 in any calendar year;

                                 (ii) Progenitor shall pay Novo Nordisk a
royalty of [**************] of Progenitor Net Sales with respect to such Progenitor Product over $100,000,000 up to and including $250,000,000 in any calendar year;

                                 (iii) Progenitor shall pay Novo Nordisk a
royalty of [**************] of Progenitor Net Sales with respect to such Progenitor Product over $250,000,000 up to and including $500,000,000 in any calendar year; and

                                 (iv) Progenitor shall pay Novo Nordisk a
royalty of [***************************] of Progenitor Net Sales with respect to such Progenitor Product over $500,000,000 in any calendar year.


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                                      -26-

Whether or not a product is considered a "separate Progenitor Product" for the purpose of calculation of the applicable royalty rate will be determined on the basis of whether or not such Progenitor Product contains any active ingredient different from or in addition to the active ingredient(s) in any other Progenitor Product (in which case such product will be treated as a separate Progenitor Product for such purpose). All such royalties shall be due and payable within 60 days after the end of each calendar half year for Progenitor Net Sales received in the preceding calendar half year, as follows: Within 60 days after the end of each first and third calendar quarter for which royalties are payable by Progenitor under this Section 8.7 (that is, the calendar quarters ending on March 31 and on September 30 of each such year), Progenitor will submit to Novo Nordisk a report stating the approximate Progenitor Net Sales and royalties due for such quarter, together with payment of such approximate amount. Within 60 days after the end of each calendar half year during which royalties are payable by Progenitor under this Section 8.7 (that is, the periods ending on June 30 and on December 31 of each such year), Progenitor will submit to Novo Nordisk a written statement of Progenitor Net Sales for the half year, separated as to Progenitor Net Sales within Europe, Japan and all other countries, and the calculation of royalties payable hereunder with respect to such Progenitor Net Sales, together with payment of all remaining royalties due with respect to such Progenitor Net Sales, as adjusted for any amount previously paid as approximate royalties with respect to such Progenitor Net Sales. Progenitor shall keep, and shall cause its sublicensees to keep, complete, true and accurate records for the purpose of showing the derivation of all royalties payable to Novo Nordisk under this Agreement. During any period in which such royalties are payable by Progenitor to Novo Nordisk hereunder, the provisions of Sections 4.7, 4.8 and 4.9 above, regarding conversion of foreign currency, withholding and payment of taxes, and retention and inspection of records, shall apply to Novo Nordisk as licensor and Progenitor as licensee just as applicable under those Sections to Progenitor as licensor and Novo Nordisk as licensee.

                              8.7.2 Following any termination giving rise to the
rights granted in this Section 8.7, Progenitor shall have the right, at its expense, to file, prosecute and maintain patent applications and other patent filings in or with respect to any Novo Nordisk Patent Rights and Joint Technology.

                              8.7.3 In addition, following any termination
giving rise to the rights granted in this Section 8.7, Progenitor shall have the sole and exclusive right, as between the parties, to institute suit against any third party for infringement of Novo Nordisk Patent Rights and Joint Technology.

                                 (i) If Progenitor elects to commence such an
action, Progenitor shall have control of such action and shall have the right to settle or compromise the same, and Novo Nordisk agrees that it shall fully cooperate in every reasonable way with the prosecution of such action. If Progenitor elects to commence such an action, Novo Nordisk hereby grants Progenitor the right to do so in Novo Nordisk's name, and, if Novo Nordisk is a legally indispensable party to such action, Progenitor may cause it to be joined as a party in such action at Progenitor's expense. Progenitor shall notify Novo Nordisk of any action filed by


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                                      -27-

Progenitor pursuant to this Section and shall keep Novo Nordisk generally informed as to the progress of such action.

                                 (ii) Recoveries or reimbursements from any such
action shall first be applied to reimburse Progenitor for its expenses, costs and fees in connection with the action. Any remaining recoveries or reimbursements, to the extent they constitute the equivalent of, or damages or payments in lieu of, reasonable royalties on the infringer's sales (but not in excess of the amount that would be payable pursuant to Section 8.7.1), shall be shared with Novo Nordisk in accordance with Section 8.7.1, and otherwise shall be retained by Progenitor as its own property.

                                 (iii) In the event that Progenitor decides not
to commence or continue prosecution of an infringement of the Novo Nordisk Patent Rights pursuant to the above paragraphs, Progenitor will promptly give written notice of such decision to Novo Nordisk. Novo Nordisk shall thereafter have the right, but not the obligation, to commence or continue such action at its own expense, controlling such action and retaining all recoveries therefrom. If Novo Nordisk elects to bring any such action, Novo Nordisk shall have sole control of such action and may settle or compromise such action in its sole discretion. If Novo Nordisk elects to commence such an action, Progenitor hereby grants Novo Nordisk the right to do so in Progenitor's name, and, if Progenitor is a legally indispensable party to such action, Novo Nordisk may cause it to be joined as a party in such action at Novo Nordisk's expense, and Progenitor agrees to cooperate fully in every reasonable way with the prosecution of such action.

                              8.7.4 Following any termination giving rise to the
rights granted in this Section 8.7, Novo Nordisk covenants that it will fully disclose to Progenitor, to the extent it can do so without violating any obligation of Novo Nordisk and/or any of its Affiliates to any third party, all data and information in Novo Nordisk's possession, knowledge or control relating to the use, manufacture, utility, efficacy, nontoxicity, safety and appropriateness of each Receptor, Ligand, Growth Factor and Progenitor Product.

                           8.8 Upon Progenitor's request, Novo Nordisk will
negotiate with Progenitor in good faith for a reasonable period of time following any termination of the licenses granted hereunder and/or of this Agreement, which termination is effective after the payment by Novo Nordisk of the license fee pursuant to Section 4.2, regarding a license to Progenitor of rights under applicable Novo Nordisk Patent Rights and Joint Technology, but the parties acknowledge that no agreement for a grant of any such license is included in the terms of this Agreement, and Novo Nordisk shall not be required to grant any such license nor to do so on any particular terms.

                           8.9 PROGENITOR ACKNOWLEDGES THAT THE LICENSES GRANTED
IN SECTIONS 8.5, 8.6 AND 8.7 ARE GRANTED AS IS, WITHOUT WARRANTY OF ANY KIND, AND PROGENITOR AGREES TO INDEMNIFY NOVO NORDISK FOR ANY LOSS, DAMAGE, LIABILITY AND EXPENSE, INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES AND COSTS OF DEFENSE, ARISING OUT


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                                      -28-

OF ANY EXERCISE OF SUCH RIGHTS BY OR ON BEHALF OF PROGENITOR, ITS AFFILIATES AND/OR ANY LICENSEE OR ASSIGNEE OF PROGENITOR OR AN AFFILIATE OF PROGENITOR.

                  9.       MISCELLANEOUS.

                           9.1 Novo Nordisk shall have complete control, as
between the parties, over the development, manufacture, testing, pricing, marketing, sale and distribution of any Licensed Product. All trademark and service mark rights and all goodwill associated with any trademarks and service marks used by Novo Nordisk and its Affiliates and sublicensees in connection with Licensed Product shall, as among the parties, belong solely to Novo Nordisk.

                           9.2 This Agreement constitutes the entire agreement
and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

                           9.3 Neither party shall assign or transfer any of its
rights hereunder, or delegate any of its obligations hereunder, to any third party (other than an Affiliate of such party) without the prior, written consent of the other party in each instance; provided, however, that (i) either party may assign all its rights and obligations hereunder to a third party that acquires all assets of such party associated with the collaboration established by this Agreement, so long as such assigning party provides the other party with notice of such assignment at least 30 days before it becomes effective; and (ii) Novo Nordisk may delegate any duty arising under this Agreement to any third party so long as Novo Nordisk remains ultimately responsible, as between the parties, for performance of such duty. This Agreement shall bind and benefit the parties hereto and their permitted successors and assigns.

                           9.4 All notices, requests, reports and other
communication provided for or permitted hereunder shall be given in writing and shall be hand delivered or sent by facsimile, reputable courier or by registered or certified mail, postage prepaid, return receipt requested, to the address set forth on the first page of this Agreement, or to such other address as a party may inform the others of in writing. Notices will be deemed delivered on the earliest of transmission by facsimile, actual receipt or ten days after mailing as set forth herein.

                           9.5 Any terms of this Agreement may be amended,
modified or waived only in a writing signed by all the parties hereto.

                           9.6 If any provisions of this Agreement shall be held
invalid, illegal or unenforceable, such provision shall be enforced to the maximum extent permitted by law and the parties' fundamental intentions hereunder, and the remaining provisions shall not be affected or impaired.

                           9.7 Nothing herein contained shall constitute this a
joint venture agreement or constitute either party as the partner, principal or agent of the other, this being an


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                                      -29-

Agreement between independent contracting parties. Neither party shall have any authority to bind the other party in any respect whatsoever.

                           9.8 This Agreement shall be governed by, and
construed and enforced in accordance with, the laws of the State of Washington, U.S.A., without regard to its conflict of law rules.

                           9.9 Any dispute arising between the parties relating
to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of the Agreement, shall be finally resolved by binding arbitration. Whenever a party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other party. The party giving such notice shall refrain from instituting the arbitration proceedings for a period of sixty (60) days following such notice. During such 60-day period, the parties shall make good faith efforts to amicably resolve the dispute without arbitration. Any arbitration hereunder shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Each such arbitration shall be conducted by a panel of three arbitrators: one arbitrator shall be appointed by each of Progenitor and Novo Nordisk and the third shall be appointed by such two arbitrators, or, if such two arbitrators are unable to agree on the third arbitrator within a period of 30 days after appointment of the second of them, such third arbitrator shall be appointed by the AAA. Any such arbitration shall be held in New York, New York. The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and acknowledge this Agreement as of the day and year first above written.



Progenitor, Inc.                            Novo Nordisk

By: /S/DOUGLASS GIVEN, M.D., PH.D.          By: /S/BRUCE CARTER
   -------------------------------             --------------------------------
Dr. Douglass Given, President and           Dr. Bruce Carter, Executive Vice
Chief Executive Officer                     President, Health Care Discovery and
                                            Development



[Add appropriate notary blocks for Novo Nordisk and Progenitor.]


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                                      -30-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 1.3       GROWTH FACTOR

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****************************************************************]



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

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


 EXHIBIT 1.6      EXISTING LICENSED PATENT RIGHTS

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****************************************************************]


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                                      -32-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 1.9       LIGAND

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                                      -33-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 2.1.1       WORK PLAN FOR LIGAND STAGE 1: [*******] plan

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*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]



J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -34-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 2.1.2       WORK PLAN FOR LIGAND STAGE 2

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*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]



J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -35-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]




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                                      -36-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]





J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -37-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 2.1.3        WORK PLAN FOR GROWTH FACTOR STAGE 1: [****] plan


         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]




J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -38-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


EXHIBIT 2.1.4        WORK PLAN FOR GROWTH FACTOR STAGE 2



         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]


J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -39-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)



         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]


J:\DOCS\BTPM_NY_\46\0035332.02
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                                      -40-

(The information below marked by* and [ ] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.)


         [********************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
*******************************************************************************
****************************************************************]



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                                      -41-